Exhibit 10-b

SECOND AMENDMENT
OF
ADC TELECOMMUNICATIONS, INC.
401(k) EXCESS PLAN
(2002 Restatement)

The “ADC TELECOMMUNICATIONS, INC. 401(k) EXCESS PLAN” adopted by ADC Telecommunications, Inc., a Minnesota corporation (the “Principal Sponsor”) effective September 1, 1990, and which, in most recent amended and restated form, is embodied in a document entitled “ADC TELECOMMUNICATIONS, INC. 401(k) EXCESS PLAN (2002 Restatement),” as amended by a First Amendment adopted on February 26, 2002 (hereinafter collectively referred to the “Plan Statement”), is hereby amended in the following respect:

1.             FIXED MATCH ADDITIONS.  Effective for all excess compensation paid after April 1, 2003, Section 3.2.1 of the Plan Statement is amended to read in full as follows:

3.2.1.       Amount.  The Employer shall credit each eligible Participant’s Fixed Match Account with an amount equal to fifty percent (50%) of the first six percent (6%) of reduction in Excess Compensation for each pay period which was agreed to by the Participant pursuant to an Excess Savings Agreement.

2.             SAVINGS CLAUSE.  Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect.